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                   AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

            STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE - NET

                (DO NOT USE THIS FORM FOR MULTI-TENANT BUILDINGS)

1.       BASIC PROVISIONS ("BASIC PROVISIONS")

         1.1 PARTIES: This Lease ("LEASE"), dated for reference purposes only, September 24, 1999 is made by and between Marie A. Batton, Trustee of the
W. F. Batton and Marie A. Batton Trust UTA January 12, 1988, as amended ("Lessor") and Omnicell Technologies, Inc., a California corporation ("Lessee"), (collectively the "PARTIES," or individually a "PARTY").

         1.2 PREMISES: That certain real property, including all improvements therein or to be provided by Lessor under the terms of this Lease, and commonly known as 1085 EAST MEADOW CIRCLE, PALO ALTO, located In the County of SANTA CLARA, State of CALIFORNIA and generally described as (describe briefly the nature of the property and, If applicable, the "Project," if the property is located within a Project) A FREE STANDING BUILDING CONSISTING OF APPROXIMATELY 18,360 RENTABLE SQUARE FEET. ("Premises"). (See also Paragraph 2).

         1.3 TERM: FIVE (5) years and - 0 - months ("ORIGINAL TERM") commencing DECEMBER 15, 1999, ("COMMENCEMENT DATE") and ending DECEMBER 14, 2004 ("Expiration Date"). (See also Paragraph 3)

         1.4 EARLY POSSESSION: DECEMBER 8, 1999 ("EARLY POSSESSION DATE"). (See also Paragraphs 3.2 and 3.3)

         1.5 BASE RENT: $41,310.00 per month ("BASE RENT"), payable on the FIFTEENTH (15TH) day of each month commencing DECEMBER 15, 1999 - JANUARY 14, 2000. (See also Paragraph 4)

/X/ If this box Is checked, there am provisions in this Lease for the Base Rent to be adjusted and/or for common area maintenance charges.

         1.6 BASE RENT PAID UPON EXECUTION: $41,310.00 as Base Rent for the period DECEMBER 15, 1999 - JANUARY 14, 2000.

         1.7 SECURITY DEPOSIT: $41,310.00 ("Security Deposit"). (See also Paragraph 5)

         1.8 AGREED USE: SOFTWARE RESEARCH AND DEVELOPMENT, ADMINISTRATIVE OFFICES, AND STORAGE (See also Paragraph 6)

         1.9 INSURING PARTY: Lessor is the "Insuring Party" unless otherwise stated herein (See also Paragraph 8)

         1.10     REAL ESTATE BROKERS: (See also Paragraph 15)

                  (a) REPRESENTATION: The following real estate brokers (collectively, the "Brokers") and brokerage relationships exist in this transaction (check applicable boxes):

/ /___________________________represents Lessor exclusively ("Lessors Broker"); / /___________________________represents Lessee exclusively ("Lessee's Broker");
 or
/X/ CORNISH & CAREY COMMERCIAL represents both Lessor and Lessee
("Dual Agency").

                  (b) PAYMENT TO BROKERS: Upon execution and delivery of this Lease by both Parties, Lessor shall pay to the Broker the fee agreed to in their separate written agreement (or if there is no such agreement, the sum of ______% of the total Base Rent for the Brokerage services rendered by said Broker).

         1.11 GUARANTOR. The obligations of the Lessee under this Lease are to be guaranteed by N/A ("Guarantor). (See also Paragraph 37)

         1.12 ADDENDA AND EXHIBITS. Attached hereto Is an Addendum or Addenda consisting of Paragraphs 50 through 65 and Exhibits A , all of which constitute a part of this Lease.

2.       PREMISES.

         2.1 LETTING. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth In this Lease. Unless otherwise provided herein, any statement of size

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set forth in this Lease, or that may have been used in calculating rental, is an approximation which the Parties agree is reasonable and the rental based thereon is not subject to revision whether or not the actual size is more or less.

         2.2 CONDITION. Lessor shall deliver the Premises to Lessee broom clean and free of debris on the Commencement Date or the Early Possession Date, whichever first occurs ("START DATE"), and so long as the required service contracts described in Paragraph 7.1(b) below are obtained by Lessee within thirty (30) days following the Start Date, warrants that the existing electrical, plumbing, fire sprinkler, lighting, heating, ventilating and air conditioning systems ("HVAC"), loading doors, if any, and all other such elements in the Premises, other than those constructed by Lessee, shall be in good operating condition on said date and that the structural elements of the roof, bearing walls and foundation of any buildings on the Premises (the "BUILDING") shall be free of material defects. If a non-compliance with said warranty exists as of the Start Date, Lessor shall, as Lessor's sole obligation with respect to such matter, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify same at Lessees expense.

         2.3 COMPLIANCE. Lessor warrants that the improvements on the Premise comply with all applicable laws, convenants or restrictions of record, building codes, regulations and ordinances ("APPLICABLE REQUIREMENTS") in effect on the Start Date. Said warranty does not apply to the use to which Lessee will put the Premises or to any Alterations or Utility Installations (as defined in Paragraph 7.3 (a)) made or to be made by Lessee. NOTE: Lessee is responsible for determining whether or not the zoning is appropriate for Lessee's intended use, and acknowledges that past uses of the Premises may no longer be allowed. If the Premises do not comply with said warranty, Lessor shall, except as otherwise provided, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify the same at Lessor's expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within six (6) months following the Start Date, correction of that non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense. If the Applicable Requirements are hereafter changed (as opposed to being in existence at the Start Date, which is addressed in Paragraph 6.2(e) below) so as to require during the term of this Lease the construction of an addition to or an alteration of the Building, the remediation of any Hazardous Substance, or the reinforcement or other physical modification of the Building ("CAPITAL EXPENDITURE"), Lessor and Lessee shall allocate the cost of such work as follows:

                  (a) Subject to Paragraph 2.3(c) below, if such Capital Expenditures are required as a result of the specific and unique use of the Premises by Lessee as compared with uses by tenants in general, Lessee shall be fully responsible for the cost thereof, provided, however, that if such Capital Expenditure is required during the last two (2) years of this Lease and the cost thereof exceeds six (6) months' Base Rent, Lessee may instead terminate this Lease unless Lessor notifies Lessee, in writing, within ten (10) days after receipt of Lessee's termination notice that Lessor has elected to pay the difference between the actual cost thereof and the amount equal to six (6) months' Base Rent. If Lessee elects termination, Lessee shall immediately cease the use of the Premises which requires such Capital Expenditure and deliver to Lessor written notice specifying a termination date at least ninety (90) days thereafter. Such termination date shall, however, in no event be earlier than the last day that Lessee could legally utilize the Premises without commencing such Capital Expenditure.

                  (b) If such Capital Expenditure is not the result of the specific and unique use of the Premises by Lessee (such as, governmentally mandated seismic modifications), then Lessor and Lessee shall allocate the obligation to pay for such costs pursuant to the provisions of Paragraph 7.1(c); provided, however, that if such Capital Expenditure is required during the last two years of this Lease or if Lessor reasonably determines that it is not economically feasible to pay its share thereof, Lessor shall have the option to terminate this Lease upon ninety (90) days prior written notice to Lessee unless Lessee notifies Lessor, in writing, within ten (10) days after receipt of Lessor's termination notice that Lessee will pay for such Capital Expenditure. If Lessor does not elect to terminate, and fails to tender its share of any such Capital Expenditure, Lessee may advance such funds and deduct same, with Interest from Rent until Lessor's share of such costs have been fully paid. If Lessee is unable to finance Lessor's share, or if the balance of the Rent due and payable for the remainder of this Lease is not sufficient to fully reimburse Lessee on an offset basis, Lessee shall have the right to terminate this Lease upon thirty (30) days written notice to Lessor.

                  (c) Notwithstanding the above, the provisions concerning Capital Expenditures are intended to apply only to non-voluntary, unexpected, and new Applicable Requirements. If the Capital Expenditures are instead triggered by Lessee as a result of an actual or proposed change in use, change in intensity of use, or modification to the Premises then, and in that event, Lessee shall be fully responsible for the cost thereof, and Lessee shall not have any right to terminate this Lease.

         2.4 ACKNOWLEDGEMENTS. Lessee acknowledges that: (a) it has been advised by Lessor and/or Brokers to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical, HVAC and fire sprinkler systems, security, environmental aspects, and compliance with Applicable Requirements), and their suitability for Lessee's intended use, (b) Lessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to its occupancy of the Premises, and (c) neither Lessor, Lessor's agents, nor any Broker has made any oral or written representations or warranties with respect to said matters other than as set forth in this Lease. In addition, Lessor acknowledges that: (a) Broker has made no

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representations, promises or warranties concerning Lessee's ability to honor the
Lease or suitability to occupy the Premises, and (b) it is Lessor's sole responsibility to investigate the financial capability and/or suitability of all proposed tenants.

         2.5 LESSEE AS PRIOR OWNER/OCCUPANT. The warranties made by Lessor in Paragraph 2 shall be of no force or effect if immediately prior to the Start Date Lessee was the owner or occupant of the Premises. In such event, Lessee shall be responsible for any necessary corrective work.

3.       TERM.

         3.1 TERM. The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3.

         3.2 EARLY POSSESSION. If Lessee totally or partially occupies the Premises prior to the Commencement Date, the obligation to pay Base Rent shall be abated for the period of such early possession. All other terms of this Lease shall, however, be in effect during such period. Any such early possession shall not affect the Expiration Date.

         3.3 DELAY IN POSSESSION. Lessor agrees to use its best commercially reasonable efforts to deliver possession of the Premises to Lessee by the Commencement Date. If, despite said efforts, Lessor is unable to deliver possession as agreed, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease. Lessee shall not, however, be obligated to pay Rent or perform its other obligations until it receives possession of the Premises. If possession is not delivered within sixty (60) days after the Commencement Date, Lessee may, at its option, by notice in writing within ten (10) days after the end of such sixty (60) day period, cancel this Lease, in which event the Parties shall be discharged from all obligations hereunder. If such written notice is not received by Lessor within said ten (10) day period, Lessee's right to cancel shall terminate. Except as otherwise provided, if possession is not tendered to Lessee by the Start Date and Lessee does not terminate this Lease, as aforesaid, any period of rent abatement that Lessee would otherwise have enjoyed shall run from the date of delivery of possession and continue for a period equal to what Lessee would otherwise have enjoyed under the terms hereof, but minus any days of delay caused by the acts or omissions of Lessee. If possession of the Premises is not delivered within four (4) months after the Commencement Date, this Lease shall terminate unless other agreements are reached between Lessor and Lessee, in writing.

         3.4 LESSEE COMPLIANCE. Lessor shall not be required to tender possession of the Premises to Lessee until Lessee complies with its obligation to provide evidence of insurance (Paragraph 8.5). Pending delivery of such evidence, Lessee shall be required to perform all of its obligations under this Lease from and after the Start Date, including the payment of Rent, notwithstanding Lessor's election to withhold possession pending receipt of such evidence of insurance. Further, if Lessee is required to perform any other conditions prior to or concurrent with the Start Date, the Start Date shall occur but Lessor may elect to withhold possession until such conditions are satisfied.

4.       RENT.

         4.1 RENT DEFINED. All monetary obligations of Lessee to Lessor under the terms of this Lease (except for the Security Deposit) are deemed to be rent ("RENT").

         4.2 PAYMENT. Lessee shall cause payment of Rent to be received by Lessor in lawful money of the United States, without offset or deduction (except as specifically permitted in this Lease), on or before the day on which it is due. Rent for any period during the term hereof which is for less than one (1) full calendar month shall be prorated based upon the actual number of days of said month. Payment of Rent shall be made to Lessor at its address stated herein or to such other persons or place as Lessor may from time to time designate in writing. Acceptance of a payment which is less than the amount then due shall not be a waiver of Lessor's rights to the balance of such Rent, regardless of Lessor's endorsement of any check so stating.

5. SECURITY DEPOSIT. Lessee shall deposit with Lessor upon execution hereof the Security Deposit as security for Lessee's faithful performance of its obligations under this Lease. If Lessee fails to pay Rent, or otherwise Defaults under this Lease, Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount due Lessor or to reimburse or compensate Lessor for any liability, expense, loss or damage which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of said Security Deposit, Lessee shall within ten (10) days after written request therefor deposit monies with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. Should the Agreed Use be amended to accommodate a material change in the business of Lessee or to accommodate a sublessee or assignee, Lessor shall have the right to increase the Security Deposit to the extent necessary, in Lessor's reasonable judgment, to account for any increased wear and tear that the Premises may suffer as a result thereof. If a change in control of Lessee occurs during this Lease and following such change the financial condition of Lessee is, in Lessor's reasonable judgment, significantly reduced, Lessee shall deposit such additional monies with Lessor as shall be sufficient to cause the Security Deposit to be at a commercially reasonable level based on said change in financial

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         condition. Lessor shall not be required to keep the Security Deposit separate from its general accounts. Within fourteen (14) days after the expiration or termination of this Lease, if Lessor elects to apply the Security Deposit only to unpaid Rent, and otherwise within thirty (30) days after the Premises have been vacated pursuant to Paragraph 7.4(c) below, Lessor shall return that portion of the Security Deposit not used or applied by Lessor. No part of the Security Deposit shall be considered to be held in trust, to bear interest or to be prepayment for any monies to be paid by Lessee under this Lease.

6.       USE.

         6.1 USE. Lessee shall use and occupy the Premises only for the Agreed Use, or any other legal use which is reasonably comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that is unlawful, creates damage, waste or a nuisance, or that disturbs owners and/or occupants of, or causes damage to neighboring properties. Lessor shall not unreasonably withhold or delay its consent to any written request for a modification of the Agreed Use, so long as the same will not impair the structural integrity of the improvements on the Premises or the mechanical or electrical systems therein, or is not significantly more burdensome to the Premises. If Lessor elects to withhold consent, Lessor shall within five (5) business days after such request give written notification of same, which notice shall include an explanation of Lessor's objections to the change in use,

         6.2      HAZARDOUS SUBSTANCES. See Addendum Paragraph 54.

                  (a)

                  (b)

                  (c)

                  (d)

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                  (e)

                  (f)

                  (g)

         6.3

         6.4

7.       MAINTENANCE; REPAIRS, UTILITY INSTALLATIONS; TRADE FIXTURES AND
         ALTERATIONS.

         7.1      LESSEE'S OBLIGATIONS. See Addendum Paragraph 559a)

                  (a)      IN GENERAL. Subject to the provisions of Paragraph
2.2 (Condition), 2.3 (Compliance with Covenants, Restrictions and Building
Code), 6.3 (Lessee's Compliance with Applicable Requirements), 7.2 (Lessor's Obligations), 9 (Damage and Destruction), and 14 (Condemnation), Lessee shall, al Lessee's sole expense, keep the Premises, Utility Installations, and Alterations in good order, condition and repair (whether or not the portion of the Premises requiring repairs, or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises), including, but not limited to, all equipment or facilities, such as plumbing, heating, ventilating, air-conditioning, electrical, lighting facilities, boilers, pressure vessels, fire protection system, fixtures, walls (interior and exterior), ceilings, floors, windows, doors, skylights, landscaping, driveways, parking lots, fences, signs, sidewalks and parkways located in, on, or adjacent to the Premises. Lessee is also responsible for keeping the roof and roof drainage clean and free of debris. Lessor shall keep the surface and structural elements of the roof, foundations, and bearing walls in good repair (see Paragraph 7.2). Lessee, in keeping the Premises in good order, condition and repair shall exercise and perform good maintenance practices. Lessee's obligations

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shall include restorations, replacements or renewals when necessary to keep the
Premises and all improvements thereon or a part thereof in good order, condition and state of repair. Lessee shall, during the term of this Lease, keep the exterior appearance of the Building in a first-class condition (including, e.g., graffiti removal) consistent with the exterior appearance of other similar facilities of comparable age and size in the vicinity, including, when necessary, the exterior repainting of the Building.

                  (b) SERVICE CONTRACTS. Lessee shall, at Lessee's sole expense, procure and maintain contracts, with copies to Lessor, in customary form and substance for, and with contractors specializing and experienced in the maintenance of the following equipment and improvements ("Basic Elements"), if any, if and when installed on the Premises: (i) HVAC equipment, (ii) boiler and pressure vessels, (iii) fire extinguishing systems, including fire alarm and/or smoke detection, (iv) landscaping and irrigation systems, (v) driveways and parking lots, (vi) clarifies, (vii) basic utility feed to the perimeter of the Building, and (viii) any other equipment, if reasonably required by Lessor.

                  (c) REPLACEMENT. Subject to Lessee's indemnification of Lessor as set forth in Paragraph 8.7 below, and without relieving Lessee of liability resulting from Lessee's failure to exercise and perform good maintenance practices, if the Basic Elements described in Paragraph 7.1(b) cannot be repaired other than at a cost which is in excess of 50% of the cost of replacing such Basic Elements, then such Basic Elements shall be replaced by Lessor, and the cost thereof shall be prorated between the Parties and Lessee shall only be obligated to pay, each month during the remainder of the term of this Lease, on the date on which Base Rent is due, an amount equal to the product of multiplying the cost of such replacement by a fraction, the numerator of which is one and the denominator of which is the number of months of the useful life of such replacement as such useful life is specified pursuant to Federal income tax regulations or guidelines for depreciation thereof (including interest on the unamortized balance as is then commercially reasonable in the judgment of Lessor's accountants), with Lessee reserving the right to prepay its obligation at any time. See Addendum Paragraph 55(b).

         7.2      LESSOR'S OBLIGATIONS. Subject to the provisions of Paragraphs
2.2 (Condition), 2.3 (Compliance with Covenants, Restrictions and Building
Code), 9 (Damage or Destruction) and 14 (Condemnation), it is intended by the Parties hereto that Lessor have no obligation, in any manner whatsoever, to repair and maintain the Premises, or the equipment therein, all of which obligations are intended to be that of the Lessee, except for the surface and structural elements of the roof, foundations and bearing wails, the repair of which shall be the responsibility of Lessor upon receipt of written notice that such a repair is necessary. It is the intention of the Parties that the terms of this Lease govern the respective obligations of the Parties-as to maintenance and repair of the Premises, and they expressly waive the benefit of any statute now or hereafter in effect to the extent it is inconsistent with the terms of this Lease.

         7.3      UTILITY INSTALLATIONS; TRADE FIXTURES; ALTERATIONS.

                  (a) DEFINITIONS; CONSENT REQUIRED. The term "UTILITY INSTALLATIONS" refers to all floor and window coverings, air lines, power panels, electrical distribution, security and fire protection systems and signs, communication systems, lighting fixtures, HVAC equipment, plumbing, and fencing in or on the Premises. The term "TRADE FIXTURES" shall mean Lessee's machinery and equipment that can be removed without doing material damage to the Premises. The term "ALTERATIONS" shall mean any modification of the improvements, other than Utility Installations or Trade Fixtures, whether by addition or deletion. "LESSEE OWNED ALTERATIONS AND/OR UTILITY INSTALLATIONS" are defined as Alterations and/or Utility Installations made by Lessee that are not yet owned by Lessor pursuant to Paragraph 7.4(a). Lessee shall not make any Alterations or Utility Installations to the Premises without Lessor's prior written consent. Lessee may, however, make non-structural Utility Installations or non-structural alterations to the interior of the Premises (excluding the roof) without such consent but upon notice to Lessor, as long as they are not visible from the outside, do not involve puncturing, relocating or removing the roof or any existing walls, and the cumulative cost thereof during this Lease as extended does not exceed $50,000 in the aggregate or $10,000 in any one year.

                  (b) CONSENT. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with detailed plans. Consent shall be deemed conditioned upon Lessee's: (i) acquiring all applicable governmental permits, (ii) furnishing Lessor with copies of both the permits and the plans and specifications prior to commencement of the work, and (iii) compliance with all conditions of said permits and other Applicable Requirements in a prompt and expeditious manner. Any Alterations or Utility Installations shall be performed in a workmanlike manner with good and sufficient materials, Lessee shall promptly upon completion furnish Lessor with as-built plans and specifications. For work which costs an amount equal to the greater of one month's Base Rent, or $10,000, Lessor may condition its consent upon Lessee providing a lien and completion bond in an amount equal to one and one-half times the estimated cost of such Alteration or Utility Installation and/or upon Lessee's posting an additional Security Deposit with Lessor.

                  (c) INDEMNIFICATION. Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in, on or about the Premises, and Lessor shall have the right to post notices of non-responsibility. If Lessee shall contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof. If Lessor shall require, Lessee shall furnish a surely bond in an amount equal to one and one-half times the amount of such contested lien, claim or

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demand, indemnifying Lessor against liability for the same. If Lessor elects to participate in any such action, Lessee shall pay Lessor's attorneys' fees and costs.

         7.4      OWNERSHIP; REMOVAL; SURRENDER; AND RESTORATION.

                  (a) OWNERSHIP. Subject to Lessor's right to require removal or elect ownership as hereinafter provided, all Alterations and Utility Installations made by Lessee shall be the property of Lessee, but considered a part of the Premises. Unless otherwise instructed per Paragraph 7.4(b) hereof, all Lessee Owned Alterations and Utility Installations shall, at the expiration or termination of this lease, become the property of Lessor and be surrendered by Lessee with the Premises. See Addendum Paragraph 55(d).

                  (b) REMOVAL. By delivery to Lessee of written notice from Lessor not earlier than ninety (90) and not later than thirty (30) days prior to the end of the term of this Lease, Lessor may require that any or all Lessee Owned Alterations or Utility Installations be removed by the expiration or termination of this Lease. Lessor may require the removal at any time of all or any part of any Lessee Owned Alterations or Utility Installations made without the required consent.

                  (c) SURRENDER/RESTORATION. See Addendum Paragraph 55(e). "Ordinary wear and tear" shall not include any damage or deterioration that would have been prevented by good maintenance practice. Lessee shall repair any damage occasioned by the installation, maintenance or removal of Trade Fixtures, Lessee Owned Alterations and/or Utility Installations, furnishings, and equipment as well as the removal of any storage tank installed by or for Lessee, and the removal, replacement, or remediation of any soil, material or groundwater contaminated by Lessee. Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee. The failure by Lessee to timely vacate the Premises pursuant to this Paragraph 7.4(c) without the express written consent of Lessor shall constitute a holdover under the provisions of Paragraph 26 below.

8.       INSURANCE; INDEMNITY.

         8.1 PAYMENT FOR INSURANCE. Lessee shall pay for all insurance required under Paragraph 8 except to the extent of the cost attributable to liability insurance carried by Lessor under Paragraph 8.2(b) in excess of $2,000,000 per occurrence. Premiums for policy periods commencing prior to or extending beyond the Lease term shall be prorated to correspond to the Lease term. Payment shall be made by lessee to Lessor within ten (10) days following receipt of an invoice.

         8.2      LIABILITY INSURANCE.

                  (a) CARRIED BY LESSEE. Lessee shall obtain and keep in force a Commercial General Liability Policy of Insurance protecting Lessee and Lessor against claims for bodily injury, personal injury and property damage based upon or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $2,000,000 per occurrence with an "ADDITIONAL INSURED-MANAGERS OR LESSORS OF PREMISES ENDORSEMENT" and contain the "AMENDMENT OF THE POLLUTION EXCLUSION ENDORSEMENT" for damage caused by heat, smoke or fumes from a hostile fire. The Policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "insured contract" for the performance of Lessee's indemnity obligations under this Lease. The limits of said insurance shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance carried by Lessee shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

                  (b) CARRIED BY LESSOR. Lessor shall maintain liability insurance as described in Paragraph 8.2(a), in addition to, and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.

         8.3      PROPERTY INSURANCE - BUILDING, IMPROVEMENTS AND RENTAL VALUE.

                  (a) BUILDING AND IMPROVEMENTS. The Insuring Party shall obtain and keep in force a policy or policies in the name of Lessor, with loss payable to Lessor, any groundlessor, and to any Lender(s) insuring loss or damage to the Premises. The amount of such insurance shall be equal to the full replacement cost of the Premises, as the same shall exist from time to time, or the amount required by any Lenders, but in no event more than the commercially reasonable and available insurable value thereof. If Lessor is the Insuring Party, however, Lessee Owned Alterations and Utility Installations Trade Fixtures, and Lessee's personal property shall be insured by Lessee under Paragraph 8.4 rather than by Lessor. If the coverage is available an( commercially appropriate, such policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood and/or earthquake unless required by a Lender or included in the Base Premium), including coverage for debris removal and the enforcement of any Applicable Requirements requiring the upgrading, demolition, reconstruction or replacement of any portion of the Premises as the result of a covered loss. Said policy or policies shall also contain an agreed valuation provision in lieu of any coinsurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located. If such insurance coverage has a deductible clause, the deductible amount shall not exceed $10,000 per occurrence, and lessee shall be liable for such deductible amount in the event of an Insured Loss.

         (b) RENTAL VALUE. The Insuring Parties shall obtain and keep in force a policy or policies in the name of Lessor, with loss payable to Lessor and any Lender, insuring the loss of the full Rent for one (1) year. Said insurance shall provide that in the event the Lease is terminated by reason of an insured loss, the period of indemnity for such coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises, to provide for one full year's loss of Rent from the date of any such loss. Said insurance shall contain an agreed valuation provision in lieu of any coinsurance clause, and the amount of coverage shall be adjusted annually to reflect the projected Rent otherwise payable by Lessee, for the next twelve (12) month period. Lessee shall be liable for any deductible amount in the event of such loss.

         (c)

         8.4      LESSEE'S PROPERTY/BUSINESS INTERRUPTION INSURANCE.

                  (a) PROPERTY DAMAGE. Lessee shall obtain and maintain insurance coverage on all of Lessee's personal property, Trade Fixtures, and Lessee Owned Alterations and Utility Installations. Such insurance shall be full replacement cost coverage with a deductible of not to exceed $10,000 per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property, Trade Fixtures and Lessee Owned Alterations and Utility Installations. Lessee shall provide Lessor with written evidence that such insurance is in force.

                  (b) BUSINESS INTERRUPTION. Lessee shall obtain and maintain loss of income and extra expense insurance in amounts as will reimburse Lessee for direct or indirect loss of earnings attributable to all perils commonly insured against by prudent lessees in the business of Lessee or attributable to prevention of access to the Premises as a result of such perils.

                  (c) NO REPRESENTATION OF ADEQUATE COVERAGE. Lessor makes no representation that the limits or forms of coverage of insurance specified herein are adequate to cover Lessee's property, business operations or obligations under this Lease.

         8.5 INSURANCE POLICIES. Insurance required herein shall be by companies duly licensed or admitted to transact business in the state where the Premises are located, and maintaining during the policy term a "General Policyholders Rating" of at least B+, V, as set forth in the most current issue of "Best's Insurance Guide", or such other rating as may be required by a Lender. Lessee shall not do or permit to be done anything which invalidates the required insurance policies. Lessee shall, prior to the Start Date, deliver to Lessor certified copies of policies of such insurance or certificates evidencing the existence and amounts of the required insurance. No such policy shall be cancelable or subject to modification except after thirty (30) days prior written notice to Lessor. Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with evidence of renewals or "insurance binders" evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand. Such policies shall be for a term of at least one year, or the length of the remaining term of this Lease, whichever is less. If either Party shall fail to procure and maintain the insurance required to be carried by it, the other Party may, but shall not be required to, procure and maintain the same.

         8.6 WAIVER OF SUBROGATION. Without affecting any other rights or remedies, Lessee and Lessor each hereby release and relieve the other, and waive their entire right to recover damages against the other, for loss of or damage to its property arising out of or incident to the perils required to be insured against herein. The effect of such releases and waivers is not limited by the amount of insurance carried or required, or by any deductibles applicable hereto. The Parties agree to have their respective property damage insurance carriers waive any right to subrogation that such companies may have against Lessor or Lessee, as the case may be, so long as the insurance is not invalidated thereby.

         8.7 INDEMNITY. Except for Lessor's gross negligence or willful misconduct, Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its agents, Lessor's master or ground lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damages, liens, judgments, penalties, attorneys' and consultants' fees, expenses and/or liabilities arising out of, involving, or in connection with, the use and/or occupancy of the Premises by Lessee. If any action or proceeding is brought against Lessor by reason of any of the foregoing matters, Lessee shall upon notice defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be defended or indemnified.

         8.8 EXEMPTION OF LESSOR FROM LIABILITY. Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, HVAC or lighting fixtures, or from any other cause, whether the said injury or damage results from conditions arising upon the Premises or upon other portions of the Building of which the Premises are a part, or from other sources or places. Lessor shall not be liable for any damages arising from any act or neglect of any other tenant of Lessor. Notwithstanding Lessor's negligence or breach of this Lease, Lessor shall under no circumstances be liable for injury to Lessee's business or for any loss of income or profit therefrom.

9.       DAMAGE OR DESTRUCTION.

         9.1      DEFINITIONS.

                  (a) "PREMISES PARTIAL DAMAGE" shall mean damage or destruction to the improvements on the Premises, other than Lessee Owned Alterations, Utility Installations and Trade Fixtures, which can reasonably be repaired in six (6) months or less from the date of the damage or destruction. Lessor shall notify Lessee in writing within thirty (30) days from the date of the damage or destruction as to whether or not the damage is Partial or Total.

                  (b) "PREMISES TOTAL DESTRUCTION" shall mean damage or destruction to the Premises, other than Lessee Owned Alterations and Utility Installations and Trade Fixtures, which cannot reasonably be repaired in six (6) months or less from the date of the damage or destruction. Lessor shall notify Lessee in writing within thirty (30) days from the date of the damage or destruction as to whether or not the damage is Partial or Total.

                  (c) "INSURED LOSS" shall mean damage or destruction to improvements on the Premises, other than Lessee Owned Alterations and Utility Installations and Trade Fixtures, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a), irrespective of any deductible amounts or coverage limits involved.

                  (d) "REPLACEMENT COST" shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of Applicable Requirements, and without deduction for depreciation.

                  (e) "HAZARDOUS SUBSTANCE CONDITION" shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance as defined in Paragraph 6.2(a), in, on, or under the Premises.

         9.2 PARTIAL DAMAGE - INSURED LOSS. If a Premises Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect; provided, however, that Lessee shall, at Lessor's election, make the repair of any damage or destruction the total cost to repair of which is $10,000 or less, and, in such event, Lessor shall make any applicable insurance proceeds available to Lessee on a reasonable basis for that purpose. Notwithstanding the foregoing, if the required insurance was not in force or the insurance proceeds are not sufficient to effect such repair, the Insuring Party shall promptly contribute the shortage in proceeds as and when required to complete said repairs. In the event, however, such shortage was due to the fact that, by reason of the unique nature of the improvements, full replacement cost insurance coverage was not commercially reasonable and available, Lessor shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within ten (10) days following receipt of written notice of such shortage and request therefor. If Lessor receives said funds or adequate assurance thereof within said ten (10) day period, the party responsible for making the repairs shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. If such funds or assurance are not received, Lessor may nevertheless elect by written notice to Lessee within ten (10) days thereafter to: (i) make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and effect; or (ii) have this Lease terminate thirty
(30) days thereafter. Lessee shall not be entitled to reimbursement of any funds contributed by Lessee to repair any such damage or destruction. Premises Partial Damage due to flood or earthquake shall be subject to Paragraph 9.3, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either Party.

         9.3 PARTIAL DAMAGE - UNINSURED LOSS. If a Premises Partial Damage that is not an Insured Loss occurs, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), Lessor may either: (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) terminate this Lease by giving written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such damage. Such termination shall be effective sixty (60) days following the date of such notice. In the event Lessor elects to terminate this Lease, Lessee shall have the right within ten (10) days after receipt of the termination notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage without reimbursement from Lessor. Lessee shall provide Lessor with said funds or satisfactory assurance thereof within thirty (30) days after making such commitment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible after the required funds are available. If Lessee does not make the required commitment, this Lease shall terminate as of the date specified in the termination notice.

         9.4 TOTAL DESTRUCTION. Notwithstanding any other provision hereof, if a Premises Total Destruction occurs, this Lease shall terminate sixty (60) days following such Destruction. If the damage or destruction was caused by the gross negligence or willful misconduct of Lessee, Lessor shall have the right to recover Lessor's damages from Lessee, except as provided in Paragraph 8.6.

         9.5      DAMAGE NEAR END OF TERM. If at any time during the last six
(6) months of this Lease there is damage for which the cost to repair exceeds one (1) month's Base Rent, whether or not an Insured Loss, Lessor may terminate this Lease effective sixty (60) days following the date of occurrence of such damage by giving a written termination notice to Lessee within thirty (30) days after the date of occurrence of such damage. Notwithstanding the foregoing, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by, (a) exercising such option and (b) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs on or before the earlier of (i) the date which is ten days after Lessee's receipt of Lessor's written notice purporting to terminate this Lease, or (ii) the day prior to the date upon which such option expires. If Lessee duly exercises such option during such period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor's commercially reasonable expense, repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option and provide such funds or assurance during such period, then this Lease shall terminate on the date specified in the termination notice and Lessee's option shall be extinguished.

         9.6      ABATEMENT OF RENT; LESSEE'S REMEDIES.

                  (a) ABATEMENT. In the event of Premises Partial Damage or Premises Total Destruction or a Hazardous Substance Condition for which Lessee is not responsible under this Lease, the Rent payable by Lessee for the period required for the repair, remediation or restoration of such damage shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired, but not to exceed the proceeds received from the Rental Value insurance. All other obligations of Lessee hereunder shall be performed by Lessee, and Lessor shall have no liability for any such damage, destruction, remediation, repair or restoration except as provided herein.

                  (b) REMEDIES. If Lessor shall be obligated to repair or restore the Premises and does not commence, in a substantial and meaningful way, such repair or restoration within ninety (90) days after such obligation shall accrue, Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice, of Lessee's election to terminate this Lease on a date not less than sixty (60) days following the giving of such notice. If Lessee gives such notice and such repair or restoration is not commenced within thirty (30) days thereafter, this Lease shall terminate as of the date specified in said notice. If the repair or restoration is commenced within said thirty (30) days, this Lease shall continue in full force and effect. "Commence" shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever first occurs.

         9.7 TERMINATION - ADVANCE PAYMENTS. Upon termination of this Lease pursuant to Paragraph 6.2(g) or Paragraph 9, an equitable adjustment shall be made concerning advance Base Rent and any other advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor.

         9.8 WAIVE STATUTES. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent inconsistent herewith.

10.      REAL PROPERTY TAXES.

         10.1 DEFINITION OF "REAL PROPERTY TAXES." As used herein, the term "Real Property Taxes" shall include any form of assessment; real estate, general, special, ordinary or extraordinary, or rental levy or tax (other than inheritance, personal income or estate taxes); improvement bond; and/or license fee imposed upon or levied against any legal or equitable interest of Lessor in the Premises, Lessor's right to other income therefrom, and/or Lessor's business of leasing, by any authority having the direct or indirect power to tax and where the funds are generated with reference to the Building address and where the proceeds so generated are to be applied by the city, county or other local taxing authority of a jurisdiction within which the Premises are located. The term "REAL PROPERTY TAXES" shall also include any tax, fee, levy, assessment or charge, or any increase therein, imposed by reason of events occurring during the term of this Lease, including, but not limited to, a change in the ownership of the Premises.

         10.2     (a)      PAYMENT OF TAXES. Lessee shall pay the Real Property
Taxes applicable to the Premises provided during the term of this Lease. Subject to paragraph 10.2(b), all such payments shall be made at least ten (10) days prior to any delinquency date. Upon Lessor's request Lessee shall promptly furnish Lessor with satisfactory evidence that such taxes have been paid. if any such taxes shall cover any period of time prior to or after the expiration or termination of this Lease, Lessee's share of such taxes shall be prorated bto cover only that portion of the tax bill applicable to the period that this lease is in effect, and Lessor shall reimburse lessee for any overpayment. If Lessee shall fail to pay any required Real Property taxes, Lessor shall have the right to pay the same, and Lessee shall reimburse Lessor therefor upon demand.

                  (b)

         10.3 JOINT ASSESSMENT. If the Premises are not separately assessed, Lessee's liability shall be an equitable proportion of the Tax Increase for all of the land and improvements included within the tax parcel assessed, such proportion to be conclusively determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available.

         10.4 PERSONAL PROPERTY TAXES. Lessee shall pay, prior to delinquency, all taxes assessed against and levied upon Lessee Owned Alterations, Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee. When possible, Lessee shall cause such property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee's property within ten
(10) days after receipt of a written statement.

11. UTILITIES. Lessee shall pay for all water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Lessee, Lessee shall pay a reasonable proportion, to be determined by Lessor, of all charges jointly metered.

12.      ASSIGNMENT END SUBLETTING.

         12.1     LESSOR'S CONSENT REQUIRED. See Addendum paragraphs 51 and 57.

                  (a) Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or encumber (collectively, "ASSIGN OR ASSIGNMENT") or sublet ail or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent.

                  (b) A change in the control of Lessee shall constitute an assignment requiring consent. The transfer, on a cumulative basis, of fifty-one percent (51%) or more of the voting control of Lessee without Lessor's prior written consent shall constitute a change in control for this purpose.

                  (c) The involvement of Lessee or its assets in any transaction, or series of transactions (by way of merger, sale, acquisition, financing, transfer, leverage buy-out or otherwise), whether or not a formal assignment or hypothecation of this Lease or Lessee's assets occurs, which results or will result in a reduction of the Net Worth of Lessee by an amount greater than twenty-five percent (25%) of such Net Worth as it was represented at the time o! the execution of this Lease or at the time of the most recent assignment to which Lessor has consented, or as it exists immediately prior to said transaction or transactions constituting such reduction, whichever was or is greater, shall be considered an assignment of this Lease to which Lessor may withhold its consent. "NET WORTH OF LESSEE" shall mean the net worth of Lessee (excluding any guarantors) established under generally accepted accounting principles.

                  (d) An assignment or subletting without consent shall, at Lessor's option, be a Default curable after notice per Paragraph 13.1(c), or a noncurable Breach without the necessity of any notice and grace period. If Lessor elects to treat such unapproved assignment or subletting as a noncurable Breach, Lessor may either: (i) terminate this Lease, or (ii) upon thirty (30) days written notice, increase the monthly Base Rent to one hundred ten percent (110%) of the Base Rent then in effect. Further, in the event of such Breach and rental adjustment, (i) the purchase price of any option to purchase the Premises held by Lessee shall be subject to similar adjustment to one hundred ten percent (110%) of the price previously in effect, and (ii) all fixed and non-fixed rental adjustments scheduled during the remainder of the Lease term shall be increased to one hundred ten percent (110%) of the scheduled adjusted rent.

                  (e) Lessee's remedy for any breach of Paragraph 12.1 by .Lessor shall be limited to compensatory damages and/or injunctive relief.

         12.2     TERMS AND CONDITIONS APPLICABLE TO ASSIGNMENT AND SUBLETTING.

                  (a) Regardless of Lessor's consent, any assignment or subletting shall not: (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease; (ii) release Lessee of any obligations hereunder; or (iii) alter the primary liability of Lessee for the payment of Rent or for the performance of any other obligations to be performed by Lessee.

                  (b) Lessor may accept Rent or performance of Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of Rent or performance shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for Lessee's Default or Breach.

                  (c) Lessor's consent to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting.

                  (d) In the event of any Default or Breach by Lessee, Lessor may proceed directly against Lessee, any Guarantors or anyone else responsible for the performance of Lessee's obligations under this Lease, including any assignee or sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefore to Lessor, or any security held by Lessor.

                  (e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, including but not limited to the intended use and/or required modification of the Premises, if any, together with a fee of not to exceed $1,000 as consideration for Lessor's considering and processing said request. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested.

                  (f) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented to in writing.

         12.3 ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO SUBLETTING. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

                  (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all Rent payable on any sublease, and Lessor may collect such Rent and apply same toward Lessee's obligations under this Lease; provided, however, that until a Breach shall occur in the performance of Lessee's obligations, Lessee may collect said Rent subject to Lessor's right to receive bonus rent, if any, pursuant to Addendum Paragraphs.. Lessor shall not, by reason of the foregoing or any assignment of such sublease, nor by reason of the collection of Rent, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee's obligations under this Lease, to pay to Lessor all Rent due and to become due under the sublease. Sublessee shall rely upon any such notice from Lessor and shall pay all Rents to Lessor without any obligation or right to inquire as to whether such Breach exists, notwithstanding any claim from Lessee to the contrary.

                  (b) In the event of a Breach by Lessee, Lessor may, at its option, require sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any prior Defaults or Breaches of such sublessor.

                  (c) Any matter requiring the consent of the sublessor under ,, sublease shall also require the consent of Lessor.

                  (d)      See Addendum paragraph 57(a).

                  (e) Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in such notice. The sublessee shall have a right of reimbursement and offset from and against Lessee for any such Defaults cured by the sublessee.

13.      DEFAULT; BREACH; REMEDIES.

         13.1 DEFAULT; BREACH. A "DEFAULT" is defined as a failure by the Lessee to comply with or perform any of the terms, covenants, conditions or rules under this Lease. A "BREACH" is defined as the occurrence of one or more of the following Defaults, and the failure of Lessee to cure such Default within any applicable grace period:

                  (a) The abandonment of the Premises; or the vacating of the Premises without providing a commercially reasonable level of security, and/or Security Deposit or where the coverage of the property insurance described in Paragraph 8.3 is jeopardized as a result thereof, or without providing reasonable assurances to minimize potential vandalism.

                  (b) The failure of Lessee to make any payment of Rent or any Security Deposit required to be made by Lessee hereunder, whether to Lessor or to a third party, when due, to provide reasonable evidence of insurance or surety bond, or to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of three
(3) business days following written notice to Lessee.

                  (c) The failure by Lessee to provide (i) reasonable written evidence of compliance with Applicable Requirements, (ii) the service contracts, (iii) the rescission of an unauthorized assignment or subletting,
(iv) Estoppel Certificate, (v) a requested subordination, where any such failure continues for a period of ten (10) days following written notice to Lessee.

                  (d) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof, other than those described in subparagraphs 13.1(a), (b) or (c), above, where such Default continues for a period of thirty (30) days after written notice; provided, however, that if the nature of Lessee's Default is such that more than thirty (30) days are reasonably required for its cure, then it shall not be deemed to be a Breach if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

                  (e) The occurrence of any of the following events: (i) the making of any general arrangement or assignment for the benefit of creditors; (ii) becoming a "debtor" as defined in 11 U.S.C. ss. 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within sixty (60) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within sixty (60) days; provided, however, in the event that any provision of this subparagraph 13.1 (e) is contrary to any applicable law, such provision shall be of no force or effect, and not affect the validity of the remaining provisions.

                  (f) The discovery that any financial statement of Lessee or of any Guarantor given to Lessor was materially false intentionally.

                  (g)

         13.2 REMEDIES. In the event of the Breach of this Lease by Lessee, Lessor may, at its option, perform such duty or obligation on Lessee's behalf, including, but not limited to, the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The costs and expenses of any such performance by Lessor shall be due and payable by Lessee upon receipt of invoice therefor. If any check given to Lessor by Lessee shall not be honored by the bank upon which is drawn, Lessor, at its option, may require all future payments to be made by Lessee to be by cashier's check, in the event of a Breach, Lessor may, with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach:

                  (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the unpaid Rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to, the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and that portion of any leasing commission paid by Lessor in connection with this Lease applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the immediately preceding sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of the District within which the Premises are located at the time of award plus one percent (1%). Efforts by Lessor to mitigate damages caused by Lessee's Breach of this Lease shall not waive Lessor's right to recover damages under Paragraph 12. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding any unpaid Rent and damages as are recoverable therein, or Lessor may reserve the right to recover all or any part thereof in a separate suit. If a notice and grace period required under Paragraph 13.1 was not previously given, a notice to pay rent or quit, or to perform or quit given to Lessee under the unlawful detainer statute shall also constitute the notice required by Paragraph
13.1. In such case, the applicable grace period required by Paragraph 13.1 and the unlawful detainer statute shall run concurrently, and the failure of Lessee to cure the Default within the greater of the two such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

                  (b) Continue the Lease and Lessee's right to possession and recover the Rent as it becomes due, in which event Lessee may sublet or assign, subject only to reasonable limitations. Acts of maintenance, efforts to relet, and/or the appointment of a receiver to protect the Lessor's interests, shall not constitute a termination of the Lessee's right to possession.

                  (c) Pursue any other remedy now or hereafter available under the laws or judicial decisions of the state wherein the Premises are located. The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof prior to such termination or by reason of Lessee's occupancy of the Premises.

         13.3

         13.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee of Rent will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by any Lender. See Addendum Paragraph
58. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of such late payment. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent the exercise of any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of Base Rent, then notwithstanding any provision of this Lease to the contrary, Base Rent shall, at Lessor's option, become due and payable quarterly in advance.

         13.5 INTEREST. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor, when due as to scheduled payments (such as Base Rent) or within thirty (30) days following the date on which it was due for non-scheduled payment, shall bear interest from the date when due, as to scheduled payments, or the thirty-first (31st) day after it was due as to non-scheduled payments. The interest ("Interest") charged shall be equal to the prime rate reported in the Wall Street Journal as published closest prior to the date when due plus four percent (4%), but shall not exceed the maximum rate allowed by law. Interest is payable in addition to the potential late charge provided for in Paragraph 13.4.

         13.6     BREACH BY LESSOR.

                  (a) NOTICE OF BREACH. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph, a reasonable time shall in no event be less than thirty (30) days after receipt by Lessor, and any Lender whose name and address shall have been furnished Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are reasonably required for its performance, then Lessor shall not be in breach if performance is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

                  (b) PERFORMANCE BY LESSEE ON BEHALF OF LESSOR. in the event that neither Lessor nor Lender cures said breach within thirty (30) days after receipt of said written notice, or if having commenced said cure they do not diligently pursue it to completion, then Lessee may elect to cure said breach at Lessee's expense and offset from Rent an amount equal to the greater of one month's Base Rent or the Security Deposit, and to pay an excess of such expense under protest, reserving Lessee's right to reimbursement from Lessor. Lessee shall document the cost of said cure and supply said documentation to Lessor.

14.      CONDEMNATION.  See  Addendum  Paragraph  59.

15. BROKERS' FEE.

         15.1

         15.2 ASSUMPTION OF OBLIGATIONS. Any buyer or transferee of Lessor's interest in this Lease shall be deemed to have assumed Lessor's obligation hereunder. Each Broker shall be a third party beneficiary of the provisions of Paragraphs 1.10, 15, 22 and 31. If Lessor fails to pay to a Broker any amounts due as and for commissions pertaining to this Lease when due, then such amounts shall accrue Interest. In addition, if Lessor fails to pay any amounts to Lessee's Broker when due, Lessee's Broker may send written notice to Lessor and Lessee of such failure and if Lessor fails to pay such amounts within ten (10) days after said notice, Lessee shall pay said monies to its Broker and offset such amounts against Rent. In addition, Lessee's Broker shall be deemed to be a third party beneficiary of any commission agreement entered into by and/or between Lessor and Lessor's Broker.

         15.3 REPRESENTATIONS AND INDEMNITIES OF BROKER RELATIONSHIPS. Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder (other than the Brokers, if any) in connection with this Lease, and that no one other than said named Brokers is entitled to any commission or finder's fee in connection herewith. Lessee and Lessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, and/or attorneys' fees reasonably incurred with respect thereto.

16.      ESTOPPEL CERTIFICATES.

                  (a)      See Addendum Paragraph 60.

                  (b) If the Responding Party shall fail to execute or deliver the Estoppel Certificate within such ten day period, the Requesting Party may execute an Estoppel Certificate stating that: (i) the Lease is in full force and effect without modification except as may be represented by the Requesting Party; (ii) there are no uncured defaults in the Requesting Party's performance; and (iii) if Lessor is the Requesting Party, not more than one month's rent has been paid in advance. Prospective purchasers and encumbrancers may rely upon the Requesting Party's Estoppel Certificate, and the Responding Party shall be estopped from denying the truth of the facts contained in said Certificate.

                  (c) If Lessor desires to finance, refinance, or sell the Premises, or any part thereof, Lessee and all Guarantors shall deliver to any potential lender or purchaser designated by Lessor such financial statements as may be reasonably required by such lender or purchaser, including, but not limited to, Lessee's financial statements for the past three (3) years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. DEFINITION OF LESSOR. The term "Lessor" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises, or, if this is a sublease, of the Lessee's interest in the prior lease. In the event of a transfer of Lessor's title or interest in the Premises or this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor. Except as provided in Paragraph 15, upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined. Notwithstanding the above, and subject to the provisions of Paragraph 20 below, the original Lessor under this Lease, and all subsequent holders of the Lessor's interest in this Lease shall remain liable and responsible with regard to the potential duties and liabilities of Lessor pertaining to Hazardous Substances as outlined in Paragraph 6 above.

18. SEVERABILITY. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. DAYS. Unless otherwise specifically indicated to the contrary, the word "days" as used in this Lease shall mean and refer to calendar days.

20. LIMITATION ON LIABILITY. Subject to the provisions of Paragraph 17 above, the obligations of Lessor under this Lease shall not constitute personal obligations of Lessor, the individual partners of Lessor or its or their individual partners, directors, officers or shareholders, and Lessee shall look to the Premises, and to no other assets of Lessor, for the satisfaction of any liability of Lessor with respect to this Lease, and shall not seek recourse against the individual partners of Lessor, or its or their individual partners, directors, officers or shareholders, or any of their personal assets for such satisfaction.

21. TIME OF ESSENCE. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

22. NO PRIOR OR OTHER AGREEMENTS; BROKER DISCLAIMER. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective.

23.      NOTICES.

         23.1 NOTICE REQUIREMENTS. All notices required or permitted by this Lease shall be in writing and may be delivered in person (by hand or by courier) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notices. Either Party may by written notice to the other specify a different address for notice, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice. A copy of all notices to Lessor shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate in writing.

         23.2 DATE OF NOTICE. Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail the notice shall be deemed given forty-eight
(48) hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantee next day delivery shall be deemed given twenty-four (24) hours after delivery of the same to the Postal Service or courier. Notices transmitted by facsimile transmission or similar means shall be deemed delivered upon telephone confirmation of receipt, provided a copy is also delivered via delivery or mail. If notice is received on a Saturday, Sunday or legal holiday, it shall be deemed received on the next business day.

24. WAIVERS. No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Lessee of the same or of any other term, covenant or condition hereof. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. The acceptance of Rent by Lessor shall not be a waiver of any Default or Breach by Lessee. Any payment by Lessee may be accepted by Lessor on account of monies or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

25. RECORDING. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a short form memorandum of this Lease for recording purposes. The Party requesting recordation shall be responsible for payment of any fees applicable thereto.

26. NO RIGHT TO HOLDOVER. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or termination of this Lease. In the event that Lessee holds over, then the Base Rent shall be increased to one hundred fifty percent (150%) of the Base Rent applicable during the month immediately preceding the expiration or termination. Nothing contained herein shall be construed as consent by Lessor to any holding over by Lessee.

27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. COVENANTS AND CONDITIONS; CONSTRUCTION OF AGREEMENT. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions. In construing this Lease, all headings and titles are for the convenience of the Parties only and shall not be considered a part of this Lease. Whenever required by the context, the singular shall include the plural and vice versa. This Lease shall not be construed as if prepared by one of the Parties, but rather according to its fair meaning as a whole, as if both Parties had prepared it.

29. BINDING EFFECT; CHOICE OF LAW. This Lease shall be binding upon the Parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

30.      SUBORDINATION; ATTORNMENT; NON-DISTURBANCE.

         30.1 SUBORDINATION. Subject to Paragraph 30.3 this Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust or other hypothecation or security device (collectively, "Security Device"), now or hereafter placed upon the Premises, to any and all advances made on the security thereof, and to all renewals, modifications, and extensions thereof. Lessee agrees that the holders of any such Security Devices (in this Lease together referred to as "Lessor's Lender") shall have no liability or obligation to perform any of the obligations of Lessor under this Lease. Any Lender may elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device by giving written notice thereof to Lessee, whereupon this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

         30.2 ATTORNMENT. Subject to the non-disturbance provisions of Paragraph 30.3, Lessee agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not: (i) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership; (ii) be subject to any offsets or defenses which Lessee might have against any prior lessor; or (iii) be bound by prepayment of more than one (1) month's rent.

         30.3 NON-DISTURBANCE. With respect to Security Devices entered into by Lessor after the execution of this Lease, Lessee's subordination of this Lease shall be subject to receiving a commercially reasonable non-disturbance agreement (a "Non-Disturbance Agreement") from the Lender which Non-Disturbance Agreement provides that Lessee's possession of the Premises, and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises. Further, within sixty (60) days after the execution of this Lease, Lessor shall use its commercially reasonable efforts to obtain a Non-Disturbance Agreement from the holder of any pre-existing Security Device which is secured by the Premises. In the event that Lessor is unable to provide the Non-Disturbance Agreement within said sixty (60) days, then Lessee may, at Lessee's option, directly contact Lessor's lender and attempt to negotiate for the execution and delivery of a Non-Disturbance Agreement.

         30.4 SELF-EXECUTING. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided, however, that, upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of the Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any subordination, attornment and/or Non-Disturbance Agreement provided for herein.

31. ATTORNEYS' FEES. If any Party or Broker brings an action or proceeding involving the Premises to enforce the terms hereof or to declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term, "PREVAILING PARTY" shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The attorneys' fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred. In addition, Lessor shall be entitled to attorneys' fees, costs and expenses incurred in the preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach.

32.      LESSOR'S ACCESS; SHOWING PREMISES; REPAIRS. [See Addendum Paragraph 61]


33. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, any auction upon the Premises without Lessor's prior written consent. Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to permit an auction.

34.      SIGNS. See Addendum Paragraph 62.

35. TERMINATION; MERGER. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, that Lessor may elect to continue any one or all existing subtenancies. Lessor's failure within ten (10) days following any such event to elect to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

36. CONSENTS. Except as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor's actual reasonable costs and expenses (including but not limited to architects', attorneys', engineers' and other consultants' fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent, including but not limited to consents to an assignment, a subletting or the presence or use of a Hazardous Substance, shall be paid by Lessee upon receipt of an invoice and supporting documentation therefor. Lessor's consent to any act, assignment or subletting shall not constitute an acknowledgment that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent. The failure to specify herein any particular condition to Lessor's consent shall not preclude the imposition by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given. In the event that either Party disagrees with any determination made by the other hereunder and reasonably requests the reasons for such determination, the determining party shall furnish its reasons in writing and in reasonable detail within ten (10) business days following such request.

37.

         37.1

         37.2

38. QUIET POSSESSION. Subject to payment by Lessee of the Rent and performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession and quiet enjoyment of the Premises during the term hereof. Any remedy for breach of this provision shall be limited to damages or injunction and not Lease termination.

39.      OPTIONS.

         39.1 DEFINITION. "Option" shall mean: (a) the right to extend the term of or renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (b) the right of first refusal or first offer to lease either the Premises or other property of Lessor; (c) the right to purchase or the right of first refusal to purchase the Premises or other property of Lessor.

         39.2 OPTIONS PERSONAL TO ORIGINAL LESSEE. Each Option granted to Lessee in this Lease is personal to the original Lessee, and cannot be assigned or exercised by anyone other than said original Lessee and only while the original Lessee is in full possession of the Premises and, if requested by Lessor, with Lessee certifying that Lessee has no intention of thereafter assigning or subletting.

         39.3 MULTIPLE OPTIONS. In the event that Lessee has any multiple Options to extend or renew this Lease, a later Option cannot be exercised unless the prior Options have been validly exercised.

         39.4     EFFECT OF DEFAULT ON OPTIONS.

                  (a) Lessee shall have no right to exercise an Option: (i) during the period commencing with the giving of any notice of Default and continuing until said Default is cured; (ii) during the period of time any Rent is unpaid (without regard to whether notice thereof is given Lessee); (iii) during the time Lessee is in Breach of this Lease.

                  (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of Paragraph 39.4(a).

                  (c) An Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and prior to the commencement of the extended term, if Lessee commits a Breach of this Lease and Lessor terminates this Lease,

40. MULTIPLE BUILDINGS. If the Premises are a part of a group of buildings controlled by Lessor Lessee agrees that it will observe all reasonable rules and regulations which Lessor may make from time to time for the management, safety, and care of said properties, including the care and cleanliness of the grounds and including the parking, loading and unloading of vehicles, and that Lessee will pay its fair share of common expenses incurred in connection therewith.

41. SECURITY MEASURES. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties.

42. RESERVATIONS. Lessor reserves to itself the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee or increase Lessee's costs or obligations hereunder. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

43. PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay.

44. AUTHORITY. If either Party hereto is a corporation, trust, limited liability company, partnership, or similar entity, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. Each Party shall, within thirty (30) days after request, deliver to the other party satisfactory evidence of such authority.

45. CONFLICT. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46. OFFER. Preparation of this Lease by either Party or their agent and submission of same to the other Party shall not be deemed an offer to lease to the other Party. This Lease is not intended to be binding until executed and delivered by all Parties hereto.

47. AMENDMENTS. This Lease may be modified only in writing, signed by the Parties in interest at the time of the modification. As long as they do not materially change Lessee's obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by a Lender in connection with the obtaining of normal financing or refinancing of the Premises.

48. MULTIPLE PARTIES. If more than one person or entity is named herein as either Lessor or Lessee, such multiple Parties shall have joint and several responsibility to comply with the terms of this Lease.

49. MEDIATION AND ARBITRATION OF DISPUTES. An Addendum requiring the Mediation and/or the Arbitration of all disputes between the Parties and/or Brokers arising out of this Lease / / is /X/ is not attached to this Lease.

         LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

--------------------------------------------------------------------------------

ATTENTION: NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY ANY BROKER AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES. THE PARTIES ARE URGED TO:

1.       SEEK ADVICE OF COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS
LEASE.

2. RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION OF THE PREMISES. SAID INVESTIGATION SHOULD INCLUDE BUT NOT BE LIMITED TO: THE POSSIBLE PRESENCE OF HAZARDOUS SUBSTANCES, THE ZONING OF THE PREMISES, THE STRUCTURAL INTEGRITY, THE CONDITION OF THE ROOF AND OPERATING SYSTEMS, AND THE SUITABILITY OF THE PREMISES FOR LESSEE'S INTENDED USE.

WARNING: IF THE PREMISES IS LOCATED IN A STATE OTHER THAN CALIFORNIA, CERTAIN PROVISIONS OF THE LEASE MAY NEED TO BE REVISED TO COMPLY WITH THE LAWS OF THE STATE IN WHICH THE PREMISES IS LOCATED.
--------------------------------------------------------------------------------

The Parties hereto have executed this Lease at the place and on the dates specified above their respective signatures.


Executed at: Palo Alto , CA                  Executed at:  Palo Alto, CA

on:  October 14, 1999                        on:
                                                 ----------------
by   LESSOR:                                 by   LESSEE:

MARIE A. BATTON, TRUSTEE OF THE              OMNICELL TECHNOLOGIES, INC., a California

W.F. BATTON AND MARIE A. BATTON              corporation

TRUST UTA DATED January 12, 1988,

As Amended

By:  /s/ Marie Barton                        By:  /s/ Earl E. Fry

Name Printed: Marie A. Batton                Name Printed: Earl E. Frey

Title:  Trustee                              Title:
                                                   -----------------------------------------
By:                                          By:
   --------------------------------------       --------------------------------------------
Name Printed:                                Name Printed:
             ----------------------------                 ----------------------------------
TITLE:                                       Title:
-----------------------------------------          -----------------------------------------
Address: 1190 East Meadow Drive              Address: Palo Alto, California 94303-4269


Telephone: (650) 494-7471                    Telephone: (   )
                                                        ------------------------------------
Facsimile: (650) 494-6904                    Facsimile: (   )
                                                        ------------------------------------
Federal ID No.                               Federal ID No.
              ---------------------------                  ---------------------------------

NOTE: These forms are often modified to meet changing requirements of law and industry needs. Always write or call to make sure you are utilizing the most current form: AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION, 700 So. Flower Street, Suite 600, Los Angeles, California 90017. (213) 687-8777. Fax No. (213) 687-8616

                                ADDENDUM TO LEASE

                             1085 East Meadow Circle
                              Palo Alto, California

         This Addendum to Lease is entered into as of September 24, 1999, by and between MARIE A. BATTON, TRUSTEE OF THE W.F. BATTON AND MARIE A. BATTON TRUST UTA DATED JANUARY 12, 1988, AS AMENDED, Lessor, and OMNICELL TECHNOLOGIES, INC., a California corporation, Lessee, for the Premises at 1085 East Meadow Circle, Palo Alto, California.

         Lessor and Lessee further agree as follows:

         50.      BASE RENT.

         (a) Lessee shall pay to Lessor Base Rent per month based upon the Premises consisting of 18,360 rentable square feet, as follows:

                                                                               Base Rent
         Period                                       Rental Rate              Per Month
         ------                                       -----------              ---------
December 15, 1999 -December 14, 2000         $2.25/Sq.  Ft./Mo.  NNN           $41,310.00
December 15, 2000 -December 14, 2001         $2.33/Sq.  Ft./Mo.  NNN           $42,778.80
December 15, 2001 -December 14, 2002         $2.41/Sq.  Ft./Mo.  NNN           $44,247.60
December 15, 2002 -December 14, 2003         $2.49/Sq.  Ft./Mo.  NNN           $45,716.40
December 15, 2003 -December 14, 2004         $2.58/Sq.  Ft./Mo.  NNN           $47,368.80


         (b) Lessee shall pay to Lessor upon the execution and delivery of this Lease the sum of $41,310 as Base Rent for the period December 15, 1999 to January 14, 2000.

         (c) Prior to Lessee occupying the Premises on the Early Possession Date, Lessee shall deliver to Lessor a certificate of insurance and waiver of subrogation.

         51. OPTION TO EXTEND. Lessee shall have one (1) five (5) year option to extend the Lease at one hundred percent (100%) of the then fair market rent. In no event shall rent in the option period be less than the rent paid in the last year of the initial term. Said option to extend shall not be exercised by Lessee for the purpose of making a profit on a sublease. Assignment of the Lease or subletting of the Premises or any portion thereof by Lessee during the option extension period shall be subject to the prior written consent of Lessor and shall be subject to the provisions of Paragraph 12 as supplemented by this Paragraph 51. Assignment of the Lease or subletting of the Premises during the option extension period shall also be subject to the prior written approval of the Ground Lessor in accordance with the Ground Lease. Lessor may condition Lessor's consent to an assignment or subletting to Lessor receiving fifty percent (50%) of the bogus rent, if any, after deducting only a standard leasing commission payable by Lessee which shall be subject to Lessor's prior written approval, which approval shall not be unreasonably withheld. Any assignment or sublease to which Lessor and the Ground Lessor consent in the first instance shall expressly prohibit any further assignment or subletting of all or any portion of the Premises by such initial assignee or sublessee. At Lessor's option, Lessor may terminate the Lease and recapture the Premises upon receipt by Lessor of a request from Lessee for Lessor's consent to an assignment or subletting of all or any portion of the Premises. If Lessor elects to terminate this Lease, (a) as of the effective date of termination, Lessor and Lessee shall be released and discharged from any liability or obligation to the other under this Lease which accrues thereafter, and (b) Lessee agrees that Lessor may enter into a direct lease with such proposed assignee or sublessee without any obligation or liability to Lessee.

         Lessee may exercise the option to extend by giving written notice of exercise to Lessor at least six (6) months but not more than twelve (12) months prior to the expiration of the initial Lease term, provided that if Lessee is currently in default under the Lease at the time of exercise of the option or at the commencement date of the option extension period, such notice shall be void and of no force or effect and the option shall lapse. If exercised, the option extension period shall be upon the same terms and conditions as the initial Lease term, except that (i) the initial monthly Base Rent and rental adjustments during the option period shall be one hundred percent (100%) of the then fair market rent as agreed upon by the parties within thirty (30) days after the exercise of the option or if the parties are unable to agree, then by appraisal, but the initial monthly Base Rent shall not be less than the monthly Base Rent payable during the last twelve (12) months of the initial Lease term and the periodic adjustments of Base Rent shall not be less than the annual percentage adjustments of Base Rent for the initial term as provided in Paragraph 50(a); and (ii) there shall be no additional option to extend. If Lessee does not exercise the option to extend at least six (6) months prior to the expiration of the initial term, the option shall lapse, time being of the essence.

         52.      CONDITION OF THE PREMISES; TENANT IMPROVEMENTS.

         (a) Prior to the occupancy of the Premises by Lessee, Lessor shall cause to be constructed and completed the Tenant Improvements to the Premises listed on the schematic plan prepared by LRS Architects dated August 27, 1999, a copy of which has been delivered by Lessor to Lessee and is incorporated by reference herein. Lessor shall cause the Tenant Improvements to be constructed by Dymond Construction Group (the "Contractor") pursuant to an Agreement between Lessor and the Contractor (the "Construction Contract"). The Construction Contract shall be subject to Lessee's approval, which approval shall not be unreasonably withheld. A copy of the approved Construction Contract shall be attached hereto as EXHIBIT "A." Any additional working drawings for the Tenant Improvements shall be prepared by LRS Architects at Lessor's expense. The Construction Contract and the working drawings for the Tenant Improvements shall be subject to approval by Lessee, which approval shall not be unreasonably withheld. The Construction Contract shall include a guarantee by the Contractor against defects in workmanship or materials for one (1) year. The electrical system, HVAC ..system, and plumbing in the Premises shall be in good working order upon completion of the Tenant Improvements.

         (b) The total cost of the Tenant Improvements is estimated to be approximately Eight Hundred Fifty Thousand Dollars ($850,000). Lessor shall pay (1) the cost of certain basic upgrades and improvements to the Premises at a cost of approximately Three Hundred Thirty-Five Thousand Dollars ($335,000), and (2)the additional sum of Two Hundred Thirty-Five Thousand Dollars ($235,000) as Lessor's Tenant Improvement Allowance. The sum of said two (2) amounts is referred to as "Lessor's Contribution" to the cost of the Tenant Improvements. Lessee shall pay to Lessor in a lump sum in cash promptly upon completion of the Tenant Improvements and receipt by Lessee of an invoice therefore from Lessor, that portion of the cost of the Tenant Improvements which exceeds Lessor's Contribution plus the added cost of any change orders requested by Lessee pursuant to Paragraph 52(c).

         (c) After the working drawings have been approved by Lessor and Lessee in final form in writing as provided above, Lessee shall have the right to request change orders to the Tenant Improvements. Any change order requested by Lessee shall be subject to the prior written approval of Lessor, which consent shall not be unreasonably withheld or delayed provided that Lessee agrees to pay in a lump sum in cash promptly upon completion of the Tenant Improvements any increase in the cost of the Tenant Improvements resulting from such change order, and provided further that if any change order results in a delay in the completion of the Tenant Improvements beyond December 15, 1999, the rent commencement shall be December 15, 1999.

         (d) All of the Tenant Improvements shall become a part of the realty and shall remain with the property upon the expiration or sooner termination of this Lease, except for items which Lessor and Lessee agree in writing prior to commencement of construction may be or shall be removed by Lessee.

         (e) If the Tenant Improvements are not completed by December 15, 1999 due solely to delays caused by Lessee which are documented by Lessor and/or the Contractor, the Commencement Date and rent commencement shall be December 15, 1999.

         53. ALTERATIONS OR IMPROVEMENTS. If Lessee shall desire to make any Alterations or improvements to the Premises, or any part or parts thereof at any time or times during the term of this Lease or the option period, the same shall be subject to Lessor's prior written approval, and if approved, such Alterations shall be constructed without cost or expense to Lessor, in accordance with the requirements of all laws, ordinances, codes, orders, rules and regulations of all governmental authorities having jurisdiction over the Premises. Should any modifications require a building permit, such work shall be done by a licensed contractor. Subsequent structural or design modifications to the Premises involving a cost of more than Twenty-Five Thousand Dollars ($25,000) shall not be made until the Ground Lessor has given its written approval of detailed plans and specifications for the work. Lessor shall have the right to require Lessee to restore the Premises to their original condition on occupancy when the Lease expires or terminates. Upon request from Lessee, Lessor shall advise Lessee in writing whether Lessor reserves the right to require Lessee to remove any specific Alterations or Utility Installations from the Premises upon the termination of the Lease. Otherwise, the Premises shall be returned to Lessor in "clean" condition including carpet cleaning and repair of any damages,

         54.      HAZARDOUS SUBSTANCES.

         (a) DEFINITION; COVENANT BY LESSEE. The term "Hazardous Substance" as used in this Lease shall mean any product, substance, chemical, material, or waste whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill release or effect, either by itself or in combination with other materials expected to be on the Premises, is either (i) regulated or monitored by any governmental authority, or (ii) a basis for liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substance shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil or any products, by-products or fractions thereof. Lessee shall not cause any contamination or damage to the Premises or the neighboring properties or cause Lessor to incur any liability, loss, or damage as a result of the generation, possession, storage, use, transportation, or disposal by Lessee of any Hazardous Substances in the conduct of Lessee's business on the Premises. Notwithstanding the foregoing, Lessee may, without Lessor's prior consent, but in compliance with all Applicable Law, use any ordinary and customary materials reasonably required to be used by Lessee in the normal course of Lessee's business permitted on the Premises, so long as such use does not expose the

                  Premises or neighboring properties to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. Prior to the occupancy of the Premises by Lessee, Lessee shall deliver to Lessor a list of the Hazardous Substances which Lessee considers to be ordinary and customary materials reasonably required to be used by Lessee in the normal course of Lessee's permitted use of the Premises. If Lessor concurs therewith, Lessor shall so confirm in writing to Lessee, and such confirmation shall constitute Lessor's consent to the existence, use, manufacture, storage, and transportation of-such Hazardous Substances in, on, and about the Premises during the term of this Lease.

         (b) DUTY TO INFORM LESSOR. Upon the commencement of the Lease term and on each anniversary date thereafter, Lessee shall provide to Lessor a list of the primary Hazardous Substances which Lessee uses or stores on the Premises, along with, as to each such Hazardous Substance, its purpose and the approximate volume brought onto the Premises since the last report to Lessor under this Paragraph 54(b). Lessee shall deliver to Lessor (1) a copy of Lessee's current Hazardous Substances Management Plan, and any amendments or supplements thereto, or replacements thereof, from time to time during the term of this Lease, and (2) a copy of all Hazardous Substances reports or plans filed by Lessee with the City of Palo Alto, even though Lessee's Hazardous Substances Management Plan and any such reports on plans filed with the City show that Lessee is not currently using any reportable Hazardous Substances on the Premises.

         (c)      INDEMNIFICATION.

                  (i) Lessee shall indemnify, protect, defend and hold Lessor, and Lessor's agents, employees, successors and assigns, harmless from and against any and all loss of rents and/or damages, liabilities, judgments, costs, claims, liens, expenses, penalties, permits and attorneys' and consultants' fees if incurred as a result of the release, discharge or emission of any Hazardous Substance or storage tank brought on the Premises during the Lease term by or for Lessee or under Lessee's control. Lessee's obligations under this Paragraph 54 shall include, but not be limited to, the effects of any contamination or injury to person, property, or the environment created by Lessee, and the cost of investigation (including consultants' and attorneys' fee), testing, removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration or earlier termination of this Lease. No termination, cancellation, or release agreement entered into by Lessor and Lessee shall release Lessee from Lessee's obligations under this Lease with respect to Hazardous Substances or storage tanks, unless specifically so agreed by Lessor in writing at the time of such agreement.

                  (ii) Lessor represents and warrants to Lessee that to the best of Lessor's knowledge there are no Hazardous Substances located in, on, under, or about the Premises as of the Commencement Date of the term of this Lease. Lessee shall have no responsibility to Lessor or to any other person with respect to the existence of any Hazardous Substances or storage tank on the Premises that is not brought onto the Premises or caused by any of Lessee's employees, agents, contractors, or other persons under Lessee's control or acting for or on behalf of Lessee.

                  (iii) Lessor shall indemnify, defend, protect and hold Lessee, its employees, agents, shareholders, licensees, invitees, officers and directors, harmless from and against any claims, actions, losses, costs, damages, liabilities or expenses (including, without limitation, reasonable attorneys', experts' and consultants' fees, investigation and laboratory fees), arising out of or in connection with any Hazardous Substance (including, without limitation, asbestos) which Lessee establishes was present on the Commencement Date of the term of this Lease on, under, in or about the Premises, soil, air, groundwater or surface water thereof and was not caused by the acts or omissions of Lessee or its agents, contractors, or employees.

         (d) LESSEE'S COMPLIANCE WITH LAW. Except as otherwise provided in this Lease, Lessee shall, at Lessee's sole cost and expense, fully diligently and in a timely manner, comply with all "Applicable Law," which term is used in this Lease shall include all laws, rules, regulations, ordinances, directives, covenants, easements and restrictions of record, permits, the requirements of any applicable fire insurance underwriter or rating bureau, relating to Lessee's particular use of the Premises, including, but not limited to, matters pertaining to
                  (i) industrial hygiene, (ii) environmental conditions on, in, under or about the Premises, including soil and groundwater conditions, and (iii) the use, generation, manufacture, production, installation, maintenance, removal, transportation, storage, spill or release of any Hazardous Substance or storage tank), now in effect or which may hereafter come into effect, and whether or not reflecting a change in policy from any previously existing policy. Lessee shall, within ten (10) business days after receipt of Lessor's written request, provide Lessor with copies of all documents and information, including, but not limited to, permits, registrations, manifests, applications, reports and certifications, evidencing compliance with any Applicable Law specified by Lessor in writing (with copies or any documents involved) or any threatened or actual claim known to Lessee, notice, citation, warning, complaint or report within Lessee's possession and control pertaining to or involving failure by Lessee or the Premises to comply with any Applicable Law.

         (e) INSPECTION COMPLIANCE. Lessor shall have the right to enter the Premises at any time in the case of an emergency, and otherwise at reasonable times upon at least 24 hours notice to the Lessee and subject to Lessee's reasonable security precautions, for the purpose of inspecting the condition of the Premises and for verifying the compliance by Lessee with this Lease and all Applicable Laws (as defined in subparagraph
                  (d) above), and to employ experts and/or consultants in connection therewith and/or to advise Lessor with respect to Lessee's activities, including, but not limited to, the installation, operation, use, monitoring, maintenance, or removal of any Hazardous Substance or storage tank on or from the Premises. The costs and expenses of any such inspections shall be paid by the party requesting same, unless a Breach of this Lease is found to exist, or unless the inspection is requested or ordered by a governmental authority as the result of any such existing violation or contamination. In any such case, Lessee shall upon request reimburse Lessor for the reasonable costs and expenses of such inspections.

         55.      MAINTENANCE AND REPAIRS.

         (a) Excluded from Lessee's obligations for maintenance and repairs in Paragraph 7.1(a) are the structural elements of the Premises, the roof, exterior walls and foundation of the Premises.

         (b) Notwithstanding anything to the contrary in the Lease, Lessor shall perform and construct, at Lessor's sole cost and expense, any repair, maintenance or improvement (i) necessitated by the acts or omissions of Lessor or its agents, employees, invitees, or licensees, (ii) required as a consequence of any violation of Applicable Laws or a construction defect in the Premises as of the

                  Commencement Date, (iii) which would be treated as a "capital expenditure" under generally accepted accounting principles,
                  (iv) occasioned by fire, acts of God or other casualty or by the exercise of the power of eminent domain, (v) for which Lessor has a right of reimbursement from others, (vi)to the structural elements of the Premises, the structural elements of the roof (but excluding the roof membrane), exterior walls and foundation of the Premises, and (vii) relating to the abatement, removal, encapsulation, or other handling of asbestos in, on or about the Premises existing on the Commencement Date. Notwithstanding the foregoing, Lessee shall reimburse Lessor for costs incurred with respect to (iii) above (excluding costs of asbestos abatement) but only to the extent that (a) the same reduces the expenses otherwise payable by Lessee under the Lease and (b) Lessee's share of such costs during any twelve-month period of the Lease is amortized over the useful life of the capital item in question.

         (c) Pursuant to Paragraphs 7.1 and 7.2, Lessor's Obligations, of the printed portion of this Lease, Lessor and Lessee agree that this Lease is a "NNN Lease" and that it shall be solely Lessee's obligation to repair and maintain the Premises, and the equipment therein. Lessee shall reimburse Lessor within thirty (30) days after written demand for all operating expenses of the Premises, including, but not limited to, real property taxes and assessments, and Lessor's property insurance and liability insurance. Lessee shall directly contract for and shall be responsible for the performance and payment for all repairs and maintenance, including but not limited to, repair and maintenance (and replacement, as necessary) of the parking area; landscaping; common areas; building repairs; repair and maintenance of the HVAC system, including an HVAC service contract providing for inspection, service and maintenance on a quarterly basis; repair and maintenance of all other mechanical systems in the building, and utilities; maintenance, repair, and replacement of the roof membrane; and other structural and non-structural repairs and replacement of building elements required as a result of the installation, repair, maintenance, operation and removal of Lessee's improvements, fixtures, and equipment.

         (d) Upon request, Lessor shall advise Lessee in writing whether it reserves the right to require Lessee to remove any Alterations or Utility Installations from the Premises upon termination of the Lease.

         (e) The first sentence of Paragraph 7.4(c), Surrender/Restoration, is amended to read as follows:

                  Lessee shall surrender the Premises by the Expiration Date or any earlier termination date, with all of the improvements, parts and surfaces thereof broom clean and free of debris, and in good operating order, condition and state of repair, ordinary wear and tear, acts of God, casualties, condemnation, Hazardous Substances (other than those stored, used or disposed of by Lessee in or about the Premises), and Alterations or Utility Installations which Lessor states in writing may be surrendered at the termination of the Lease, excepted.

         56.      INSURANCE.

         (a) The parties acknowledge and agree that Lessor is the "Insuring Party" for purposes of Paragraph 1.9 and Paragraph 8.

         (b) Paragraphs 8.3(a) and 8.3(b) of the printed portion of this Lease (which Paragraphs shall remain in full force and effect) are supplemented as follows:

         The property insurance carried by Lessor pursuant to Paragraph 8.3 shall include (i) property insurance insuring the building and all improvements which now are or hereafter become a part of the Premises for perils covered by a causes of loss-special form insurance policy containing both replacement cost and agreed amount endorsements or options; (ii) boiler and machinery-insurance, if applicable; (iii) flood insurance; (iv)earthquake insurance (if required by Lessor's mortgage lender in the future and Lessor's mortgage lender determines that the cost and availability of earthquake insurance is reasonable); (v) builders risk insurance during all periods of construction; (vi) insurance against all other hazards as may be reasonably required by Lessor's lender or the Ground Lessor; and (vii) rental value insurance for the perils insured against by Lessor for one hundred percent (1.00%) of the Rent (including operating expenses, real estate taxes, assessments and insurance costs which are Lessee's liability) for a period of twelve (12) months.

         57. ASSIGNMENT AND SUBLETTING. Paragraph 12, Assignment and Subletting, of the printed Lease form is amended as follows:

         (a) Any assignment of this Lease or any sublease of all or any portion of the Premises shall be subject to Lessor's prior written approval, the prior written approval of the Ground Lessor, and the conditions specified in Paragraph 12 of this Lease, amended and supplemented as follows: (1) any sublease base rent in excess of the amount Lessee is paying to Lessor shall be shared 50-50 by Lessor and Lessee, alter deducting from such excess only Lessee's customary brokerage fees in obtaining the assignment or sublease in an amount approved by Lessor; (2)any such sublease shall provide that further assignment or sub-subletting by the sublessee is expressly prohibited; (3) in lieu of approving or disapproving an assignment or sublease, Lessor may terminate this Lease and recapture the Premises without any liability to Lessee; and
                  (4)Lessor shall have not less than fifteen (15) business days after receipt by Lessor of Lessee's written request for consent to an assignment or sublease, and all relevant information requested by Lessor including the transaction documentation, within which to give Lessor's approval or disapproval of the sublease, or to terminate this Lease and recapture the Premises.

         (b) Lessee shall reimburse Lessor for Lessor's attorney's fees incurred in connection with any assignment or sublease transaction. Said attorney's fees shall be billed at the attorney's normal hourly rate, but such fees shall not exceed the total of One Thousand Dollars ($1,000).

         (c) Notwithstanding anything to the contrary in this Lease, Lessee may, without Lessor's prior written consent, without any participation by Lessor in assignment and subletting proceeds, and without Lessor's right of recapture the Premises, sublet the Premises or assign this Lease to a subsidiary, affiliate, division, or corporation controlling, controlled by or under common control with Lessee; a successor corporation related to Lessee by merger, consolidation, nonbankruptcy reorganization, or government action; or a purchaser of substantially all of Lessee's assets; provided that in any such case each of the following conditions is satisfied: no default by Lessee under this Lease then remains uncured; Lessee shall provide Lessor with documentary evidence reasonably satisfactory to Lessor that as of the effective date of such transaction the assignee, sublessee or transferee has a positive net worth at least equal to that of Lessee as of the date of this Lease; and the assignee, sublessee, or transferee shall expressly assume and agree to perform all of the obligations of Lessee under this Lease by a written assignment, acceptance of assignment and assumption, a copy of which shall be delivered to Lessor concurrently with the assignment, sublease, or transfer.

         58. LATE CHARGES. The second sentence of Paragraph 13.4, Late Charges, shall read:

         Accordingly, if any Rent shall not be received by Lessor within ten
         (10) days after receipt by Lessee of written notice from Lessor that the same is due, Lessee shall pay to Lessor a one time late charge equal to ten percent (10%) of such overdue amount.

         59. CONDEMNATION. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever occurs first. If the portion of the Premises taken by condemnation materially impairs Lessee's use and occupancy of the Premises, Lessee may, at Lessee's option, to be exercised in writing within ten
(10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in the same proportion as the rentable floor area of the Premises taken bears to the total rentable floor area of the building located on the Premises and Rent shall be further equitably abated during any restoration of the Premises. No reduction of Base Rent shall occur if the only portion of the Premises taken is land on which there is no building. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any compensation separately awarded to Lessee for Lessee's relocation expenses and/or loss of Lessee's Trade Fixtures, any tenant improvements constructed by Lessee solely at Lessee's expense and Lessee's personal property. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of its net severance damages received, over and above the legal and other expenses incurred by Lessor in the condemnation matter, repair any damage to the Premises caused by such condemnation, except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall be responsible for the payment of any amount in excess of such net severance damages required to complete such repair to the extent that Lessee has been reimbursed therefor by the condemning authority.

         60.      ESTOPPEL CERTIFICATES.

         (a) Each Party (as "Responding Party") shall within ten (10) business days after written notice from the other Party (the "Requesting Party") execute, acknowledge and deliver to the Requesting Party a statement in writing certifying: (1) that none of the terms or provisions of this Lease have been changed (or if they have been changed, stating how they have been changed); (2) that this Lease has not been cancelled or terminated; (3) the last date of payment of Base Rent and other charges and the time period covered by such payment; and
                  (4) that, to the party's actual current knowledge, the other party is not in default under this Lease (or if the other party is claimed to be in default, stating why).

         61. LESSOR'S ACCESS. Lessor and Lessor's agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times upon one (1) business day's prior notice subject to Lessee's reasonable security measures for the purpose of showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises as Lessor may deem necessary. All such activities shall be without abatement of rent or liability to Lessee. Lessor may at any time place on the Premises any ordinary "For Sale" signs and Lessor may during the last six (6) months of the term hereof place on the Premises any ordinary "For Lease" signs. Lessee may at any time place on or about the

Premises any ordinary "For Sublease" sign. Lessor shall, however, at all times minimize any interference with Lessee's operations at the Premises.

         62. SIGNS. Lessor grants to Lessee the right to construct a monument sign and a building sign with Lessee's name thereon at Lessee's expense, subject to the prior written approval by Lessor of the. size, design, and location of such signage and subject to approval of such signage by the City of Palo Alto. Lessee shall remove all such signage at Lessee's expense promptly upon the expiration or sooner termination of this Lease.

         62A.     QUIET POSSESSION. Paragraph 38, Quiet Possession, is amended to read as follows:

                  At all times that no Breach of this Lease by Lessee exists, subject to payment by Lessee of the Rent and performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession and quiet enjoyment of the Premises during the term hereof. Any remedy for breach of this provision shall be limited to damages or injunction and not Lease termination.

         63. GROUND LEASE. Lessor's interest in the Premises is a leasehold estate under a Ground Lease dated November 27, 1974, as amended (the "Ground Lease"), between California Pacific Commercial Corporation ("Ground Lessor"), and W.F. Batton and Marie A. Batton ("Ground Lessee"). This Lease is therefore a Sublease. This Lease is subject and subordinate to the terms and provisions of the Ground Lease. There is an action pending in Santa Clara County Superior Court, Action No. CV767605 between Ground Lessor and Ground Lessee. This Lease is subject to the consent of the Ground Lessor in a form and upon terms and conditions satisfactory to Ground Lessee.

         64. ADDENDUM TO GOVERN. In the event of any inconsistency between the printed provisions of this Lease and this typed Addendum to Lease, the provisions of this typed Addendum to Lease shall govern.

         65. SUBLEASE OF 1180 E. MEADOW CIRCLE. Lessor agrees that Lessor will not unreasonably withhold Lessor's consent to Lessee's anticipated subleasing of the premises at 1180 E. Meadow Circle, Palo Alto, California, subject to obtaining the prior written approval of the Ground Lessor in accordance with the Ground Lease.

         IN WITNESS WHEREOF, the parties have executed this Lease as of the date set forth above.

                      LESSOR

                      /s/  Marie A. Batton
                      Marie A. Batton, Trustee of The W.F. Batton and Marie A. Batton Trust UTA dated January 12, 1988, as amended

                      LESSEE

                      OMNICELL TECHNOLOGIES, INC.,
                      a California corporation

                      By  /s/ Earl E. Fry
                           Its Vice President and Chief Financial Officer

                      By
                         ---------------------------------------
                           Its

                                                  Memo

                                                  W.F. Batton C., Inc.

                                                  1190-East Meadow Dr.

                                                  Palo Alto, CA 94303-4269

                                                  650-494-7491

CONFIDENTIAL 1/13/00

To: Pete McGoff

From: Harold Balzer
Re: Amendment to 1085 Lease

Dear Pete,

Enclosed is your signed copy of the Amendment to the 1085 lease agreement.
It has been a pleasure working with you. Please do not hesitate to call me with any future requests.

Sincerely,

/s/ H. Balzer

H. Balzer

                       FIRST AMENDMENT TO LEASE AGREEMENT
                             1085 EAST MEADOW CIRCLE
                              PALO ALTO, CALIFORNIA

         This First Amendment to Lease Agreement (this "Amendment") is entered into by and between MARIE A. BATTON, TRUSTEE OF THE W.F. BATTON AND MARIE A. BATTON UTA JANUARY 12, 1988, AS AMENDED ("Lessor"), and OMNICELL TECHNOLOGIES, INC., a California corporation ("Lessee"), effective January 3, 2000 (the "Effective Date"). This First Amendment amends the Lease Agreement and Addendum to Lease entered into between Landlord and Tenant as of September 24, 1999 (collectively, the "Lease").

                                    RECITALS

         A. Lessor and Lessee entered into that certain Lease for the Premises located 1085 East Meadow Circle, Palo Alto, California.

         B. The Lease term commences on December 15, 1999 and expires on December 15, 2004.

         C. The Lessee, subsequent to executing the Lease, has formally changed its corporate name form OmniCell Technologies, Inc. to Omnicell.com.

         D. Certain delays in the construction and completion of the Tenant Improvements to the Premises have occurred which will delay Lessee's possession to the Premises under the Lease.

         E. The parties have agreed to delete the last sentence of Section 63, namely, the recitation that the subject Lease (sublease) shall be subject to the consent of the Ground Lessor.

         F. The Lessee has recently been made aware of Ground Lessor's desire and intent to terminate the subject Lease prior to the expiration of the Term should Ground Lessor be successful in its action to terminate the Ground Lease for the Property.

         G. The parties desire to amend the terms and conditions of the Lease as set forth below.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing Recitals, the mutual covenants contained in this Amendment and of good, lawful and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lessor and Lessee agree as follows:

         1. LESSEE CORPORATE NAME CHANGE. Effective October 20, 1999, and as evidenced by the copy of the Certificate of Amendment to the Lessee's Articles of Incorporation filed with the California Secretary of State's Office, attached hereto as Exhibit A, Lessee has formally changed its corporate name from OmniCell Technologies, Inc. to Omnicell.com. Section 1.1 of the Lease, and any other references to OmniCell Technologies, shall hereby be revised to reflect such change.

         2. TERM. The Original Term of the Lease, as defined in Section 1.3, shall be revised to reflect a Commencement Date of February 1, 2000 and an Expiration Date of January 31, 2005. Any Other provisions in the Lease, dependant on such dates, shall hereby be revised accordingly.

         3. GROUND LEASE. The original text of Section 63 is hereby deleted and replaced by the following:

         "Lessor's interest in the Premises is a leasehold estate under a Ground Lease dated November 27, 1974, as amended (the "Ground Lease"), between California Pacific Commercial Corporation ("Ground Lessor"), and W.F. Batton and Marie A. Batton ("Ground Lessee"). This Lease is therefor a Sublease. This Lease is subject and subordinate to the terms and provisions of the Ground Lease. There is an action pending in Santa Clara County Superior Court, Action No. CV767605 between Ground Lessor and Ground Lessee, which if decided in favor of Ground Lessor, could result in the early termination of Ground Lessee's (Lessor under the instant Lease) interest in the Premises. Ground Lessor, by the letter of Dan McGanney, III, President of Ground Lessor, has notified Lessor of Ground Lessor's intention to terminate early the instant Lease should Ground Lessor be successful in the civil action described above.

         The parties acknowledge that the Lease is not subject to the approval of the Ground Lessor; however, the Lease agreement must be submitted to Ground Lessor for Ground Lessor's review.

         Only in the event that Ground Lessor is successful in terminating the Ground Lease and Ground Lessor thereby terminates this Lease prior to the expiration of the original term or any extended term, Lessor hereby agrees to indemnify and reimburse Lessee for reasonable costs and expenses incurred by Lessee in relocating to suitable replacement premises in the greater San Francisco Bay Area ("Relocation Expenses"). Such Relocation Expenses shall include, but are not limited to, tenant improvements at the substitute premises, moving costs for approximately 100 employees, de-installation and re-installation of furniture, costs related to the installation of alarm and phone systems and the design, development and installation of hardware, software and systems for computer network and data/voice wiring costs. Any leasing commission expenses incurred, if any, shall be paid by Lessee.

         Lessee's cost of tenant improvements at the substitute premises to be reimbursed by Lessor shall not exceed the cost of the tenant improvements paid for Lessee for the Premises which is currently estimated to be $310,000. The exact amount of Lessee's cost of the tenant improvements performed by Lessee at the Premises shall be confirmed by letter agreement between Lessor and Lessee upon completion of the tenant improvement work at the Premises. The total of the tenant improvement costs to be reimbursed to Lessee at the time of the Lessee's move shall be the Lessee's original tenant improvement costs, as specified in the letter agreement, increased at the simple rate of five percent (5%) per year.

         Lessor shall liable for the aggregate Relocation Expenses NOT TO EXCEED $600,000 ("Relocation Expense Cap"), which Relocation Expense Cap shall be reduced by a factor of ten percent (10%) per year from the Commencement Date.

         In the event that the Ground Lessor is not successful in the legal action referred to above in terminating the Ground Lease, or the Ground Lease is terminated under the circumstances where this Lease remains in full force and effect as confirmed in writing by Lessor and/or California Pacific Commercial Corporation, and Lessee in form and under terms reasonably acceptable to Lessee, Lessee agrees upon request of either Lessor or California Pacific Commercial Corporation to enter into a further amendment of this Lease specifying such disposition of the legal action referred to above and releasing the indemnity obligation referred to in this Section."

         4. GENERAL PROVISIONS. In the event of a conflict between the terms or provisions of this Amendment and the terms or provisions of the Lease, the terms of this Amendment shall prevail in all respects. All terms and conditions of the Lease not specifically modified herein shall remain unchanged and in full force and effect. All terms not specifically defined herein are as defined in the Lease. Except as modified herein, the Lease shall remain unchanged and in full force and effect.

                              AUTHORIZED SIGNATURES

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the dates indicated.

"LESSOR                                      LESSEE"

MARIE A. BATTON, TRUSTEE OF                  OMNICELL TECHNOLOGIES, INC
THE W.F. BATTON AND MARIE A.                 a California corporation
BATTON UTA January 12, 1988, AS
AMENDED

By: /s/ Marie A. Barton
    Marie A. Batton, Trustee of The          By: /s/ Earl E. Fry
    W.F. Batton and Marie A. Batton              Earl Fry, Vice President and
    Trust UTA dated January 12, 1988,            Chief Financial Officer
    As amended

Date: 01/05/00                               Date: 01/03/00

EXHIBIT A

              OMNICELL TECHNOLOGIES, INC. CERTIFICATE OF AMENDMENT
                        TO ITS ARTICLES OF INCORPORATION

February 3, 2000


Mr. Peter McGoff
Omnicell.Com
1101 East Meadow Drive
Palo Alto, CA 94303

Dear Peter,

I spoke to David Balzer today and he indicated that both he and Pat DiResta were in agreement that Omnicell.com would be moving into 1085 East Meadow Drive, February 21, 2000.

The initial term of the lease between Omnicell and Marie A. Batton should be changed from February 1, 2000 to February 21, 2000. All other provisions in the "Initial Term" of the lease agreement shall remain the same.

If the above information is true and correct, please sign and return to me at your earliest convenience.

Sincerely,

/s/ Harold Balzer                                 /s/ Peter McGoff
Harold Balzer
W.F. Batton Management Company                    Omnicell.Com
Date: 02/03/00                                    Date:  02/04/00